Exhibit 10.3

SEPARATION AGREEMENT AND RELEASE

This Separation Agreement and Release (“Agreement”) is made by and between Pamela Strayer (“Employee”) and Quotient Technology Inc. (f/k/a Coupons.com Incorporated and Coupons, Inc.) (the “Company”) (collectively referred to as the “Parties” or individually referred to as a “Party”).

RECITALS

WHEREAS, Employee was employed by the Company;

WHEREAS, Employee signed an At-Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement with the Company on October 30, 2019 (the “Confidentiality Agreement”);
WHEREAS, the Company granted Employee equity awards under the Company’s 2013 Equity Incentive Plan and individual award agreements, (collectively, the “Equity Award Agreements”);

WHEREAS, the Employee and Company mutually agreed that Employee’s employment with the Company will terminate effective April 5, 2022 (the “Termination Date”); and

WHEREAS, the Parties wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions, and demands that the Employee may have against the Company and any of the Releasees as defined below, including, but not limited to, any and all claims arising out of or in any way related to Employee’s employment with or separation from the Company.

NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Employee hereby agree as follows:

COVENANTS

1.Consideration.

a.Consulting and Continued Vesting. If Employee timely signs this Agreement, allows the releases set forth herein to become effective, and remains in compliance with all obligations contained in this Agreement, then the Company shall engage Employee as a consultant under the terms of the Consulting Agreement attached hereto as Exhibit A. Under the terms of the Consulting Agreement, Employee’s equity awards as set forth in Schedule 1 of Exhibit A will continue to vest during the period of time that Employee is serving as a consultant to the Company. The equity awards in Schedule 1 shall continue to be governed by the terms and conditions of the applicable Equity Award Agreements.

b.Acknowledgement. Employee acknowledges that without this Agreement, Employee is otherwise not entitled to the consideration listed in this Section 1 and Employee’s vesting in equity awards would cease as of the Termination Date. Employee also acknowledges that Employee is not entitled to receive any severance benefits under the Change of Control Severance Agreement between Employee and the Company dated November 11, 2019 (the “COC Agreement.”)

2.Benefits. Employee’s health insurance benefits shall cease on the last day of the month in which the Termination Date occurs, subject to Employee’s right to continue Employee’s health insurance under COBRA. Employee’s eligibility for and/or participation in all benefits and incidents of employment, including, but not limited to, the accrual of bonuses, ceases as of the Termination Date. Under the terms of the Consulting Agreement, Employee’s equity awards will continue to vest during the period of time that Employee is serving as a consultant to the Company. All equity awards shall continue to be governed by the terms and conditions of the applicable Equity Award Agreements.

3.Payment of Salary and Receipt of All Benefits. Employee acknowledges and represents that, other than the consideration set forth in this Agreement, the Company has paid or provided all salary, wages, bonuses and incentive compensation, premiums, leaves, interest, severance, outplacement costs, fees, reimbursable expenses, commissions, stock, equity award vesting, and any and all other benefits and compensation due to Employee.

4.Expense Reimbursement. Employee agrees that, within ten (10) days after the Termination Date, Employee will submit Employee’s final documented expense reimbursement statement reflecting all business expenses Employee incurred through the Termination Date, if any, for which Employee seeks reimbursement. The Company will reimburse Employee for these expenses pursuant to its regular business practice.

5.Release of Claims. Employee agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Employee by the Company and its current and former officers, directors, employees, agents, investors, attorneys, shareholders, administrators, affiliates, benefit plans, plan administrators, professional employer organization or co-employer, insurers, trustees, divisions, and subsidiaries, and predecessor and successor corporations and assigns, (collectively, the “Releasees”). Employee, on Employee’s own behalf and on behalf of Employee’s respective heirs, family members, executors, agents, and assigns, hereby and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, demand, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Employee may possess against any of the Releasees arising from any omissions, acts, facts, or damages that have occurred up until and including the Effective Date of this Agreement, including, without limitation:

a.    any and all claims relating to or arising from Employee’s employment relationship with the Company and the termination of that relationship;

        b.    any and all claims relating to, or arising from, Employee’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

c.    any and all claims for wrongful discharge of employment, termination in violation of public policy, discrimination, harassment, retaliation, breach of contract (both express and implied), breach of covenant of good faith and fair dealing (both express and implied), promissory estoppel, negligent or intentional infliction of emotional distress, fraud, negligent or intentional misrepresentation, negligent or intentional interference with contract or prospective economic advantage, unfair business practices, defamation, libel, slander, negligence, personal injury, assault, battery, invasion of privacy, false imprisonment, conversion, and disability benefits;

d.    any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990, the Equal Pay Act, the Fair Labor Standards Act, the Fair Credit Reporting Act, the Age Discrimination in Employment Act of 1967, the Older Workers Benefit Protection Act, the Employee Retirement Income Security Act of 1974, the Worker Adjustment and Retraining Notification Act, the Family and Medical Leave Act, the Sarbanes-Oxley Act of 2002, Immigration Reform and Control Act; the California Fair Employment and Housing Act, the California Labor Code, the California Family Rights Act, and any and all of their state or local law equivalents or counterparts;

e.    any and all claims for violation of the federal or any state constitution;

f.    any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

g.    any and all claims for any loss, cost, damage, or expense arising out of any dispute over the nonwithholding or other tax treatment of any of the proceeds received by Employee as a result of this Agreement; and

h.    any and all claims for attorneys’ fees and costs.

Employee agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement. This release does not release claims that cannot be released as a matter of law, including any Protected Activity (as defined below). In addition, this release does not extend to rights of indemnification under California Labor Code Section 2802 or indemnification and/or mandatory advancement of expenses by the Company or any subsidiary thereof under the Company’s bylaws or the bylaws of any such subsidiary, or under statute or any insurance or other indemnification policies, which rights are expressly preserved and remain in full force and effect. Any and all disputed wage claims that are released herein shall be subject to binding arbitration in accordance with Section 19, except as required by applicable law. This release does not extend to any right Employee may have to unemployment compensation benefits.

6.Acknowledgment of Waiver of Claims under ADEA. Employee acknowledges that Employee is waiving and releasing any rights Employee may have under the Age Discrimination in

Employment Act of 1967 ("ADEA"), and that this waiver and release is knowing and voluntary (“ADEA Waiver”). Employee agrees that this ADEA Waiver does not apply to any rights or claims that may arise under the ADEA after the Effective Date of this Agreement. Employee acknowledges that the consideration given for this ADEA Waiver is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that Employee has been advised by this writing that: (a) Employee should consult with an attorney prior to executing this Agreement; (b) Employee has twenty-one (21) days within which to consider this Agreement; (c) Employee has seven (7) days following Employee’s execution of this Agreement to revoke this Agreement; (d) this Agreement shall not be effective until after the 7-day revocation period has expired; and (e) nothing in this Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this ADEA Waiver, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law. In the event Employee signs this Agreement and returns it to the Company in less than the 21-day period identified above, Employee hereby acknowledges that Employee has freely and voluntarily chosen to waive the time period allotted for considering this Agreement. Employee acknowledges and understands that revocation must be accomplished by a written notification to the person executing this Agreement on the Company’s behalf that is received prior to the Effective Date. The Parties agree that changes, whether material or immaterial, do not restart the running of the 21-day period.

7.Unknown Claims; California Civil Code Section 1542 and/or Applicable State Law Equivalent. The claims released in this Agreement includes both known and unknown claims. Employee acknowledges that Employee has been advised to consult with legal counsel and Employee waives and relinquishes any rights Employee has under any applicable state law that otherwise limits Employee’s ability to release unknown claims, including, but not limited to California Civil Code Section 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Employee, being aware of said code section, agrees to expressly waive any rights Employee may have thereunder, as well as under any other statute or common law principles of similar effect.

8.No Pending or Future Lawsuits. Employee represents that Employee has no lawsuits, claims, or actions pending in Employee’s name, or on behalf of any other person or entity, against the Company or any of the other Releasees. Employee also represents that Employee does not intend to bring any claims on Employee’s own behalf or on behalf of any other person or entity against the Company or any of the other Releasees.

9.No Re-Employment.     Employee agrees that Employee has no right to re-employment or reinstatement with Company.

10.Confidentiality. Subject to Section 13 governing Protected Activity, Employee agrees to maintain in complete confidence the existence of this Agreement, the contents and terms of this Agreement, and the consideration for this Agreement (hereinafter collectively referred to as “Separation Information”). Except as required by law, Employee may disclose Separation Information only to Employee’s immediate family members, the Court in any proceedings to enforce the terms of this Agreement, Employee’s attorney(s), and Employee’s accountant(s) and any professional tax advisor(s) to the extent that they need to know the Separation Information in order to provide advice on tax treatment or to prepare tax returns, and must prevent disclosure of any Separation Information to all other third parties. Employee agrees that Employee will not publicize, directly or indirectly, any Separation Information. Nothing in this Paragraph precludes Employee from discussing the facts and circumstances relating to any claims of sexual harassment by Employee.

11.Trade Secrets and Confidential Information/Company Property. Employee reaffirms and agrees to observe and abide by the terms of the Confidentiality Agreement, specifically including the provisions therein regarding nondisclosure of the Company’s trade secrets and confidential and proprietary information, nonsolicitation of Company employees and non-competition to the extent applicable. Employee’s signature below constitutes Employee’s certification that Employee has returned all documents and other items provided to Employee by the Company (with the exception of a copy of the Employee Handbook and personnel documents specifically relating to Employee), developed or obtained by Employee in connection with Employee’s employment with the Company, or otherwise belonging to the Company and has permanently deleted all electronic documents and information related to Employee’s employment or relationship with the Company or that Employee obtained as a result of Employee’s employment or relationship with the Company.

12.No Cooperation. Subject to Section 13 governing Protected Activity, Employee agrees that Employee will not knowingly encourage, counsel, or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or other court order to do so or as related directly to the ADEA waiver in this Agreement. Employee agrees both to immediately notify the Company upon receipt of any such subpoena or court order, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or other court order. If approached by anyone for counsel or assistance in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints against any of the Releasees, Employee shall state no more than that Employee cannot provide counsel or assistance.

13.Protected Activity Not Prohibited. Employee understands that nothing in this Agreement shall in any way limit or prohibit Employee from engaging in any Protected Activity. For purposes of this Agreement, “Protected Activity” shall mean filing a charge, complaint, or report with, or otherwise communicating, cooperating, or participating in any investigation or proceeding that may be conducted by, any federal, state or local government agency or commission, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the Occupational Safety and Health Administration, the National Labor Relations Board, or any and all of their state or local law equivalents or counterparts (“Government Agencies”). Employee understands that in connection with such Protected Activity, Employee is permitted to disclose documents or other information as permitted by law, and without giving notice to, or receiving authorization from, the Company. Notwithstanding the foregoing, Employee agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any information that may constitute Company confidential information under the Confidentiality Agreement to any parties other than the Government Agencies. Employee further understands that “Protected Activity” does not include the disclosure of any Company attorney-client privileged communications. Any language in the Confidentiality Agreement regarding Employee’s right to engage in Protected Activity that conflicts with, or is contrary to, this section is superseded by this Agreement. In addition, pursuant to the Defend Trade Secrets Act of 2016, Employee is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order.

14.Nondisparagement. Employee agrees to refrain from any disparagement, defamation, libel, or slander of any of the Releasees, and agrees to refrain from any tortious interference with the contracts and relationships of any of the Releasees. The Company agrees that it will direct its executive officers and members of its Board of Directors to refrain from any disparagement, defamation, libel, or slander of Employee, so long as each is an employee, officer or director of the Company. The Parties agree that any and all prospective employers of Employee shall be instructed to contact only Company’s Human Resources department.

15.Breach. In addition to the rights provided in the “Attorneys’ Fees” section below, Employee acknowledges and agrees that any material breach of this Agreement, unless such breach constitutes a legal action by Employee challenging or seeking a determination in good faith of the validity of the ADEA Waiver, or of any provision of the Confidentiality Agreement shall entitle the Company immediately to recover and/or cease providing the consideration provided to Employee under this Agreement and to obtain damages, except as provided by law.

16.No Admission of Liability. Employee understands and acknowledges that this Agreement constitutes a compromise and settlement of any and all actual or potential disputed claims by Employee. No action taken by the Company hereto, either previously or in connection with this Agreement, shall be deemed or construed to be (a) an admission of the truth or falsity of any actual or potential claims or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to Employee or to any third party.

17.Costs. The Parties shall each bear their own costs, attorneys’ fees, and other fees incurred in connection with the preparation of this Agreement.

18.ARBITRATION. THE PARTIES AGREE THAT ANY AND ALL DISPUTES ARISING OUT OF THE TERMS OF THIS AGREEMENT, THEIR INTERPRETATION, OR THE TERMS THEREOF, OR ANY OF THE MATTERS HEREIN RELEASED, EXCEPT RELEASED CLAIMS OF SEXUAL

HARASSMENT TO THE EXTENT REQUIRED BY LAW, SHALL BE SUBJECT TO ARBITRATION IN SALT LAKE COUNTY, UTAH BEFORE JUDICIAL ARBITRATION & MEDIATION SERVICES (“JAMS”), PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (“JAMS RULES”). EMPLOYEE ALSO AGREES THAT EMPLOYEE MAY ONLY COMMENCE AN ACTION IN ARBITRATION, OR ASSERT COUNTERCLAIMS IN AN ARBITRATION, ON AN INDIVIDUAL BASIS AND, THUS, EMPLOYEE HEREBY WAIVES THE RIGHT TO COMMENCE OR PARTICIPATE IN ANY CLASS OR COLLECTIVE ACTION(S) AGAINST THE COMPANY, AS PERMITTED BY LAW. THIS PARAGRAPH DOES NOT PRECLUDE EMPLOYEE FROM ENGAGING IN PROTECTED ACTIVITY AS SET FORTH IN PARAGRAPH 13. THE ARBITRATOR MAY GRANT INJUNCTIONS AND OTHER RELIEF IN SUCH DISPUTES. THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE EMPLOYEE WORKS AND RESIDES, AND THE ARBITRATOR SHALL APPLY THE SUBSTANTIVE AND PROCEDURAL LAW OF THE STATE IN WHICH THE EMPLOYEE WORKS AND RESIDES TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO ANY CONFLICT-OF-LAW PROVISIONS OF ANY JURISDICTION. TO THE EXTENT THE EMPLOYEE WORKS IN A DIFFERENT STATE IN WHICH HE OR SHE RESIDES, THE LAW OF THE STATE IN WHICH THE EMPLOYEE WORKS WILL GOVERN. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH THE LAW OF THE STATE IN WHICH THE EMPLOYEE WORKS AND RESIDES, THE RESIDENT AND EMPLOYMENT STATE LAW SHALL TAKE PRECEDENCE OVER THE JAMS RULES. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE, AND BINDING ON THE PARTIES TO THE ARBITRATION. THE PARTIES AGREE THAT THE PREVAILING PARTY IN ANY ARBITRATION SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE THE ARBITRATION AWARD. THE PARTIES TO THE ARBITRATION SHALL EACH PAY AN EQUAL SHARE OF THE COSTS AND EXPENSES OF SUCH ARBITRATION, EXCEPT AS PROHIBITED BY LAW, AND EACH PARTY SHALL SEPARATELY PAY FOR ITS RESPECTIVE COUNSEL FEES AND EXPENSES; PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, EXCEPT AS PROHIBITED BY LAW. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. NOTWITHSTANDING THE FOREGOING, THIS SECTION WILL NOT PREVENT EITHER PARTY FROM SEEKING INJUNCTIVE RELIEF (OR ANY OTHER PROVISIONAL REMEDY) FROM ANY COURT HAVING JURISDICTION OVER THE PARTIES AND THE SUBJECT MATTER OF THEIR DISPUTE RELATING TO THIS AGREEMENT AND THE AGREEMENTS INCORPORATED HEREIN BY REFERENCE. SHOULD ANY PART OF THE ARBITRATION AGREEMENT CONTAINED IN THIS SECTION CONFLICT WITH ANY OTHER ARBITRATION AGREEMENT BETWEEN THE PARTIES, THE PARTIES AGREE THAT THIS ARBITRATION AGREEMENT SHALL GOVERN.

19.Tax Consequences. The Company makes no representations or warranties with respect to the tax consequences of the consideration provided to Employee or made on Employee’s behalf under the terms of this Agreement. Employee agrees and understands that Employee is responsible for payment, if any, of local, state, and/or federal taxes on the consideration provided hereunder by the Company and any penalties or assessments thereon. Employee further agrees to indemnify and hold the Releasees harmless from any claims, demands, deficiencies, penalties, interest, assessments, executions, judgments, or recoveries by any government agency against the Company for any amounts claimed due on account of (a) Employee’s failure to pay or delayed payment of federal or state taxes, or (b) damages sustained by the Company by reason of any such claims, including attorneys’ fees and costs.

20.Section 409A. It is intended that this Agreement comply with, or be exempt from, Code Section 409A and the final regulations and official guidance thereunder (“Section 409A”) and any ambiguities herein will be interpreted to so comply and/or be exempt from Section 409A. Each payment and benefit to be paid or provided under this Agreement is intended to constitute a series of separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. Payments under Section 1 of this Agreement will be made no later than the 15th day of the third month following the year in which the separation benefits vest. Notwithstanding anything to the contrary in this Agreement, no severance pay or benefits to be paid or provided to Employee when considered together with any other severance payments or separation benefits that are considered deferred compensation under Section 409A (together, the “Deferred Compensation Separation Benefits”) will be paid or otherwise provided until Employee has a “separation from service” within the meaning of Section 409A. If Employee is a “specified employee” within the meaning of Section 409A at the time of the Employee’s termination, then the Deferred Compensation Separation Benefits that are payable within the first six (6) months following Employee’s separation from service, will become payable on the first payroll date that occurs on or after the date six (6) months and one (1) day following the date of Employee’s separation from service. All subsequent Deferred Compensation Separation Benefits, if any, will be payable in accordance with the payment schedule applicable to each payment or benefit. To the extent that the health care continuation reimbursement under Section 1, or any other reimbursement or in-kind benefit plan or arrangement in which Employee participates, provides for a “deferral of compensation” within the meaning of Section 409A and does not otherwise comply with Section 409A, (i) the amount eligible for reimbursement or in-kind benefit in one calendar year may not affect the amount eligible for reimbursement or in-kind benefit in any other calendar year, (ii) the right to the applicable reimbursement or benefit is not subject to liquidation or exchange for another benefit or payment, and (iii) to the extent there is any reimbursement of an expense, such reimbursement must be made on or before the last day of the calendar year following the calendar year in which the expense was incurred, and (iv) except as specifically provided herein or in the applicable reimbursement arrangement, in-kind benefits will only be provided, and reimbursements will only be made for expenses incurred, during Employee’s lifetime. The Company and Employee will work together in good faith to consider either (i) amendments to this Agreement; or (ii) revisions to this Agreement with respect to the payment of any awards, which are necessary or appropriate to avoid imposition of any additional tax or income recognition prior to the actual payment to Employee under Section 409A. In no event will the Releasees reimburse Employee for any taxes that may be imposed on Employee as a result of Section 409A.

21.Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that Employee has the capacity to act on Employee’s own behalf and on behalf of all who might claim through Employee to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

22.Severability. In the event that any provision or any portion of any provision hereof or any surviving agreement made a part hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision or portion of provision. All provisions in this Agreement or any surviving agreement made a part hereof shall be enforced to the greatest extent possible and lawful. Notwithstanding this section, in the event that Section 6 is deemed unenforceable, this Agreement shall be deemed null and void and the Company shall be entitled to recover any payments made under this Agreement.

23.Attorneys’ Fees. Except with regard to a legal action challenging or seeking a determination in good faith of the validity of the ADEA Waiver, in the event that either Party brings an action to enforce or effect its rights under this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, and reasonable attorneys’ fees incurred in connection with such an action.

24.Entire Agreement. This Agreement represents the entire agreement and understanding between the Company and Employee concerning the subject matter of this Agreement and Employee’s employment with and separation from the Company and the events leading thereto and associated therewith, and supersedes and replaces any and all prior agreements and understandings concerning the subject matter of this Agreement and Employee’s relationship with the Company, with the exception of the Confidentiality Agreement and the Equity Award Agreements, except as otherwise modified or superseded herein. Any terms of the CoC Agreement that survive after the termination of the employment relationship between Employee and Company remain in effect.

25.No Oral Modification. This Agreement may only be amended in a writing signed by Employee and the Company’s Chief People Officer.

26.Governing Law. The terms of this Agreement shall be governed by the laws of the state in which the Employee works and resides. Employee consents to personal and exclusive jurisdiction and venue in Salt Lake County, Utah.

27.Effective Date. Employee understands that this Agreement shall be null and void if not executed by Employee within twenty-one (21) days. Employee has seven (7) days after signing this Agreement to revoke it. This Agreement will become effective on the eighth (8th) day after Employee signed this Agreement, so long as it has been signed by the Parties and has not been revoked by either Party before that date (the “Effective Date”).

28.Counterparts. This Agreement may be executed in counterparts and each counterpart shall be deemed an original and all of which counterparts taken together shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned. The counterparts of this Agreement may be executed and delivered by facsimile, photo, email PDF, or other electronic transmission or signature.

29.Voluntary Execution of Agreement. Employee understands and agrees that Employee executed this Agreement voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of Employee’s claims against the Company and any of the other Releasees. Employee acknowledges that:

(a)    Employee has read this Agreement;

(b)    Employee has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of Employee’s own choice or has elected not to retain legal counsel;

(c)    Employee understands the terms and consequences of this Agreement and of the releases it contains;

(d)    Employee is fully aware of the legal and binding effect of this Agreement; and

(e)    Employee has not relied upon any representations or statements made by the Company that are not specifically set forth in this Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

PAMELA STRAYER, an individual
Dated: 4/15/2022	/s/ Pam Strayer
Pamela Strayer

QUOTIENT TECHNOLOGY INC.
Dated: 4/15/2022	By: /s/ Renee Cutright
Renee Cutright
Chief People Officer

EXHIBIT A

Consulting Agreement

This Consulting Agreement is entered into as of April 15, 2022 by and between Quotient Technology Inc., with its principal place of business at 1260 East Stringham Avenue, Salt Lake City, UT 84106 (“Company”) and Pamela Strayer (“Consultant”).

1.Engagement of Services. Subject to the terms of this Agreement, Consultant will provide consulting and transition services commensurate with Consultant’s skills and background as reasonably requested from time to time by the Company’s Board, Chief Executive Officer, or Chief Financial Officer (including persons action in such roles on an interim basis) (the “Services”). The level of Services may vary but should be no more than eight (8) hours per week. Consultant agrees and acknowledges that Consultant has no expectation of privacy with respect to Company’s telecommunications, networking or information processing systems (including stored computer files, email messages and voice messages) and that Consultant’s activities, including the sending or receiving of any files or messages, on or using those systems may be monitored, and the contents of such files and messages may be reviewed and disclosed, at any time, without notice.
2.Compensation. Consultant shall not be entitled to any cash compensation for the Services. The equity awards set forth in Schedule 1 hereto (the “Equity Awards”), which were granted to Consultant while Consultant served as an employee for the Company, shall continue to vest during the Term of this Agreement and shall continue to be governed in all respects by the terms of the governing plan documents, grant notices and equity agreements. Any remaining equity awards granted to Consultant while an employee (i) are hereby amended to provide that vesting will cease and (ii) any unvested portion of such awards will be forfeited, in each case as of the last day of Consultant’s employment with the Company. The terms of the remaining equity awards will otherwise remain unchanged. Vesting of the awards in Schedule 1 will cease at the end of the Term of this Agreement. Consultant will be responsible for all expenses incurred in performing Services under this Agreement; provided, however Consultant will be reimbursed for expenses that have been approved in advance in writing by Company, provided Consultant has furnished such documentation for authorized expenses as Company may reasonably request.
3.Independent Contractor Relationship. Consultant’s relationship with Company will be that of an independent contractor and nothing in this Agreement should be construed to create a partnership, agency, joint venture, or employer-employee relationship between Company and Consultant. Consultant is not the agent of Company and is not authorized to make any representation, contract, or commitment on behalf of Company. Consultant will not be entitled to any of the benefits which Company may make available to its employees, such as group insurance, profit-sharing or retirement benefits. Consultant will be solely responsible for all tax returns and payments required to be filed with or made to any federal, state or local tax authority with respect to Consultant’s performance of Services and the vesting of equity awards under this Agreement. Company will report amounts paid to Consultant if required by law. Because Consultant is an independent contractor, Company will not withhold or make payments for social security; make unemployment insurance or disability insurance contributions; or obtain worker’s compensation insurance on Consultant’s behalf. Consultant agrees to accept exclusive liability for complying with all applicable state and federal laws governing self-employed individuals, including obligations such as payment of taxes, social security, disability and other contributions based on fees paid to Consultant under this Agreement.
4.Trade Secrets - Intellectual Property Rights.
4.1 Confidential Information. Consultant agrees during the Term of this Agreement and thereafter that it will take all steps reasonably necessary to hold Company’s Confidential Information in trust and confidence, will not use Confidential Information in any manner or for any purpose not expressly set forth in this Agreement, and will not disclose any such Confidential Information to any third party without first obtaining Company’s express written consent on a case-by-case basis. This Agreement incorporates by reference the definition of “Confidential Information” included in the At-Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement with the Company that Consultant signed on October 30, 2019.
4.2 Third Party Information. Consultant understands that Company has received and will in the future receive from third parties confidential information (“Third Party Information”) subject to a duty on Company’s part to maintain the confidentiality of such information and use it only for certain limited purposes. Consultant agrees to hold Third Party Information in confidence and to only use it in connection with Consultant’s work for Company.
4.3 No Conflict of Interest. Consultant may not, during the Term of this Agreement, perform any work (whether as an employee, consultant, advisor or owner) for any entity that is engaged in competition with the Company or perform any work that is in direct conflict with Consultant’s obligations under this Agreement.

Consultant warrants that to the best of its knowledge, there is no other existing contract or duty on Consultant’s part inconsistent with this Agreement.
4.4 Work Product. Consultant agrees that any and all Work Product shall be the sole and exclusive property of Company. Consultant agrees to promptly make full written disclosure to Company, will hold in trust for the sole right and benefit of Company, and hereby assigns to Company, or its designee, all right, title, and interest in and to any and all deliverables which Consultant may solely or jointly conceive or develop during the course of performing Services for Company (collectively referred to as the "Work Product"). If Consultant has any rights to the Work Product that cannot be assigned to Company, Consultant waives the enforcement of such rights, and all claims and causes of action of any kind against Company with respect to such rights, and agrees, at Company’s request and expense, to consent to and join in any action to enforce such rights.
5.    Consultant Representations and Warranties. Consultant hereby represents and warrants that (a) the Work Product will be an original work of Consultant; (b) neither the Work Product nor any element thereof will infringe the intellectual or proprietary rights of any third party; and (c) the Services and Work Product will comply with laws and regulations.
6.    Indemnification and Limitation of Liability.
6.1 Indemnification. Consultant will indemnify and hold harmless Company, its officers, directors, employees, sublicensees, customers and agents from any and all claims, losses, liabilities, damages, expenses and costs (including attorneys’ fees and court costs) which result from a breach or alleged breach of any representation or warranty of Consultant (a “Claim”) set forth in Section 5 of this Agreement, or a determination by a court or agency that the Consultant is not an independent contractor. Company will give Consultant written notice of any such Claim and Consultant has the right to participate in the defense of any such Claim at its expense. Company acknowledges that the foregoing does not require separate professional liability insurance coverage.
6.2 IN NO EVENT SHALL COMPANY BE LIABLE TO CONSULTANT OR TO ANY OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOST PROFITS OR LOSS OF BUSINESS, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY, REGARDLESS OF WHETHER COMPANY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. IN NO EVENT SHALL COMPANY’S LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EXCEED THE AMOUNTS PAID BY COMPANY TO CONSULTANT UNDER THIS AGREEMENT FOR THE SERVICES, DELIVERABLES OR INVENTION GIVING RISE TO SUCH LIABILITY.
7.Term; Termination. The term of this Agreement (“Term”) is from the April 5, 2022 through May 2, 2022, subject to earlier termination by mutual agreement of the parties. Upon termination of the Agreement or earlier as requested by Company, Consultant will deliver to Company any material containing or disclosing any Work Product, Third Party Information or Confidential Information of Company. All of Consultant’s then-outstanding unvested equity awards shall cease vesting on the termination date of this Agreement.
8.    General Provisions.
8.1 Arbitration THE PARTIES AGREE THAT ANY AND ALL DISPUTES ARISING OUT OF THE TERMS OF THIS AGREEMENT, THEIR INTERPRETATION, OR THE TERMS THEREOF SHALL BE SUBJECT TO ARBITRATION IN SALT LAKE COUNTY, UTAH BEFORE JUDICIAL ARBITRATION & MEDIATION SERVICES (“JAMS”), PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (“JAMS RULES”). CONSULTANT ALSO AGREES THAT CONSULTANT MAY ONLY COMMENCE AN ACTION IN ARBITRATION, OR ASSERT COUNTERCLAIMS IN AN ARBITRATION, ON AN INDIVIDUAL BASIS AND, THUS, CONSULTANT HEREBY WAIVES THE RIGHT TO COMMENCE OR PARTICIPATE IN ANY CLASS OR COLLECTIVE ACTION(S) AGAINST THE COMPANY, AS PERMITTED BY LAW. THE ARBITRATOR MAY GRANT INJUNCTIONS AND OTHER RELIEF IN SUCH DISPUTES. THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE CONSULTANT WORKS AND RESIDES, AND THE ARBITRATOR SHALL APPLY THE SUBSTANTIVE AND PROCEDURAL LAW OF THE STATE IN WHICH THE CONSULTANT PROVIDES SERVICES AND RESIDES TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO ANY CONFLICT-OF-LAW PROVISIONS OF ANY JURISDICTION. TO THE EXTENT THE CONSULTANT PROVIDES SERVICES IN A DIFFERENT STATE IN WHICH HE OR SHE RESIDES, THE LAW OF THE STATE IN WHICH THE CONSULTANT PROVIDES SERVICES WILL GOVERN. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH THE LAW OF THE STATE IN WHICH THE CONSULTANT PROVIDES SERVICES AND RESIDES, THE RESIDENT AND SERVICES STATE LAW SHALL TAKE PRECEDENCE OVER THE JAMS RULES. THE DECISION OF THE

ARBITRATOR SHALL BE FINAL, CONCLUSIVE, AND BINDING ON THE PARTIES TO THE ARBITRATION. THE PARTIES AGREE THAT THE PREVAILING PARTY IN ANY ARBITRATION SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE THE ARBITRATION AWARD. THE PARTIES TO THE ARBITRATION SHALL EACH PAY AN EQUAL SHARE OF THE COSTS AND EXPENSES OF SUCH ARBITRATION, EXCEPT AS PROHIBITED BY LAW, AND EACH PARTY SHALL SEPARATELY PAY FOR ITS RESPECTIVE COUNSEL FEES AND EXPENSES; PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, EXCEPT AS PROHIBITED BY LAW. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. NOTWITHSTANDING THE FOREGOING, THIS SECTION WILL NOT PREVENT EITHER PARTY FROM SEEKING INJUNCTIVE RELIEF (OR ANY OTHER PROVISIONAL REMEDY) FROM ANY COURT HAVING JURISDICTION OVER THE PARTIES AND THE SUBJECT MATTER OF THEIR DISPUTE RELATING TO THIS AGREEMENT AND THE AGREEMENTS INCORPORATED HEREIN BY REFERENCE. SHOULD ANY PART OF THE ARBITRATION AGREEMENT CONTAINED IN THIS SECTION CONFLICT WITH ANY OTHER ARBITRATION AGREEMENT BETWEEN THE PARTIES, THE PARTIES AGREE THAT THIS ARBITRATION AGREEMENT SHALL GOVERN.
8.2 Governing Law. The terms of this Agreement shall be governed by the laws of the state in which the Consultant provides services and resides. Consultant consents to personal and exclusive jurisdiction and venue in Salt Lake County, Utah.
8.3 No Publicity. Consultant may not, without Customer’s written consent, disclose to any third party that Company is a customer of Consultant, or use Customer’s trade name, trademark, or logo.
8.4 Injunctive Relief. Consultant agrees that it would be impossible or inadequate to measure and calculate Company's damages from any breach of the covenants set forth in Section 4. Accordingly, Consultant agrees that if Consultant breaches Section 4, Company will have available, in addition to any other right or remedy available, the right to obtain from any court of competent jurisdiction an injunction restraining such breach or threatened breach and specific performance of any such provision. Consultant further agrees that no bond or other security shall be required in obtaining such equitable relief and Consultant hereby consents to the issuances of such injunction and to the ordering of such specific performance.
8.5 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, such provision will be changed and interpreted so as to best accomplish the objectives of the original provision to the fullest extent allowed by law and the remaining provisions of this Agreement will remain in full force and effect.
8.6 No Assignment. This Agreement may not be assigned by Consultant without Company’s written consent, and any such attempted assignment will be void and of no effect.
8.7 Notices. All notices, demands or consents required or permitted under this Agreement will be in writing. Notice will be considered delivered and effective when (a) personally delivered; (b) two (2) days following transmission if sent by facsimile with confirmation of receipt; (c) one (1) day after posting when sent by reputable private overnight carrier (e.g., DHL, Federal Express, etc.); or (d) five (5) days after posting when sent by certified United States mail. Notice will be sent to the parties at the addresses set forth on the first page of this Agreement or at such other address as will be given by either party to the other in writing. Notice to Company will also be emailed to Legal at legal@quotient.com.
8.8 Survival. The following provisions will survive termination of this Agreement: Sections 4, 6, 7, and 8.
8.9 Export. Consultant agrees not to export, directly or indirectly, any U.S. source technical data acquired from Company or any products utilizing such data to countries outside the United States, which export may be in violation of the United States export laws or regulations.
8.10 Waiver. No waiver by Company of any breach of this Agreement will be a waiver of any preceding or succeeding breach. No waiver by Company of any right under this Agreement will be construed as a waiver of any other right. Company will not be required to give notice to enforce strict adherence to all terms of this Agreement.
8.11 Defend Trade Secrets Act of 2016. Pursuant to the Defend Trade Secrets Act of 2016, Consultant is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order.
8.12 Entire Agreement. This Agreement is the final, complete and exclusive agreement of the parties with respect to consulting services to be provide by Consultant and supersedes and merges all prior discussions between the parties. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by both parties.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS.]

In Witness Whereof, the parties have caused this Consulting Agreement to be executed by their duly authorized representative.

QUOTIENT TECHNOLOGY INC.
By: /s/ Renee Cutright
Renee Cutright
(Printed Name)
Title:CPO

PAMELA STRAYER
/s/ Pam Strayer
(Signature)
[address omitted]

SCHEDULE 1

Award Number	Grant Date	Granted Shares	Vesting Date
RSUs
00004662	11/1/2019	10,826	5/1/2022
00005229	3/1/2021	6,223	6/1/2022
00005675	3/1/2022	13,000	6/1/2022
00004662	11/1/2019	10,826	8/1/2022
00005229	3/1/2021	6,223	9/1/2022
00005675	3/1/2022	13,001	9/1/2022
00004662	11/1/2019	10,825	11/1/2022
00005229	3/1/2021	6,224	12/1/2022
00005675	3/1/2022	13,001	12/1/2022
00004662	11/1/2019	10,826	2/1/2023
00005229	3/1/2021	6,223	3/1/2023
00005675	3/1/2022	13,001	3/1/2023
00004662	11/1/2019	10,825	5/1/2023
00005229	3/1/2021	6,223	6/1/2023
00005675	3/1/2022	13,000	6/1/2023
00004662	11/1/2019	10,826	8/1/2023
00005229	3/1/2021	6,224	9/1/2023
00005675	3/1/2022	13,001	9/1/2023
00004662	11/1/2019	10,826	11/1/2023
00005229	3/1/2021	6,223	12/1/2023
00005675	3/1/2022	13,001	12/1/2023
00005229	3/1/2021	6,223	3/1/2024
00005675	3/1/2022	13,001	3/1/2024
00005229	3/1/2021	6,224	6/1/2024
00005675	3/1/2022	13,000	6/1/2024
00005229	3/1/2021	6,223	9/1/2024
00005675	3/1/2022	13,001	9/1/2024
00005229	3/1/2021	6,223	12/1/2024
00005675	3/1/2022	13,001	12/1/2024
00005229	3/1/2021	6,224	3/1/2025
00005675	3/1/2022	13,001	3/1/2025
00005675	3/1/2022	13,000	6/1/2025
00005675	3/1/2022	13,001	9/1/2025
00005675	3/1/2022	13,001	12/1/2025
00005675	3/1/2022	13,001	3/1/2026
00005234	3/1/2021	199,146	See grant document
00005681	3/1/2022	208,012	See grant document
Options
00004661	11/1/2019	7,391	5/1/2022
00004661	11/1/2019	7,390	6/1/2022
00004661	11/1/2019	7,390	7/1/2022
00004661	11/1/2019	7,390	8/1/2022
00004661	11/1/2019	7,390	9/1/2022

00004661	11/1/2019	7,390	10/1/2022
00004661	11/1/2019	7,391	11/1/2022
00004661	11/1/2019	7,390	12/1/2022
00004661	11/1/2019	7,390	1/1/2023
00004661	11/1/2019	7,390	2/1/2023
00004661	11/1/2019	7,390	3/1/2023
00004661	11/1/2019	7,390	4/1/2023
00004661	11/1/2019	7,391	5/1/2023
00004661	11/1/2019	7,390	6/1/2023
00004661	11/1/2019	7,390	7/1/2023
00004661	11/1/2019	7,390	8/1/2023
00004661	11/1/2019	7,390	9/1/2023
00004661	11/1/2019	7,390	10/1/2023
00004661	11/1/2019	7,391	11/1/2023